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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  October 17, 2000


                       UNIVERSAL BROADBAND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                 000-24408                33-611753
(State or jurisdiction of         (Commission File Number)     (IRS Employer
Incorporation)                                               Identification No.)

                           2030 Main Street, Suite 550
                            Irvine, California 92614
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (949) 260-8100

                                 IJNT.NET, INC.
          (Former name or former address if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.       EXHIBITS

                  99.1     Press Release

ITEM 9.  REGULATION FD DISCLOSURE.

         PRESS RELEASE

         On October 17, 2000, the Company announced in a press release that efforts to secure substantial new vendor financing were unsuccessful, creating substantial uncertainty about the Company's ability to continue operations. The press release is attached to this Current Report on Form 8-K.

         The term "Registrant" or the "Company" as used herein shall refer to Universal Broadband Networks, Inc., a Delaware corporation (formerly IJNT.net, Inc.)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            UNIVERSAL BROADBAND NETWORKS, INC.

Date: October 18, 2000                        By /s/ MICHAEL A. STERNBERG
                                               --------------------------------
                                               Michael A. Sternberg
                                               Chief Executive Officer